U.S Department of Justice

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000 *317 / 226-6101*
Indianapolis, Indiana 46204 *Fax 317 / 226-6356*

Office of the United States Trustee - Region 10
Indianapolis, Indiana

Monthly Report
for
Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of the month following the end of the calendar month covered by this report.

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered) For the month ended: June 30, 2007

Case Number: 03-17287-AJM-11 through 03-17292-AJM-11 Date Bankruptcy filed: September 16, 2003

Required Documents	ATTACHED	Previously SUBMITTED
1. Monthly Income Statement (P&L1)	X	
2. Monthly Cash Flow Report (CF1; 3 pages)	X	
3. Statement of Operations (Oprept)	X	
4. Other reports/documents as required by the U.S. Trustee	N/A	

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By: Horace Ward Dated: July 12, 2007

Title: Bankruptcy Administrative Officer of the Debtors and Disbursing Agent under the Debtors' Plan of Liquidation

Debtor's telephone number: 205-422-9726

Reports Prepared by: [signature], (Name)

Bankruptcy Administrative Officer of the Debtors and Disbursing Agent under the Debtors' Plan of Liquidation (Title)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY INCOME STATEMENT

As of June 30, 2007

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

	Current Month	Year-to-Date
INCOME		
Gross receipts or sales	-	-
Less: Returns or allowances	-	-
Cost of Goods		
Beginning inventory	-	
Purchases	-	
Other costs (factory labor and overhead)	-	
Less: Ending inventory	-	
Cost of goods sold	-	-
Gross profit	-	-
Interest	2,223	23,520
Rents	-	-
Gain (loss) from sale of property	-	-
Other income	-	-
Total income	2,223	23,520
GENERAL AND ADMINISTRATIVE EXPENSES		
Compensation of officers	-	-
Salaries and wages	11,000	66,000
Repairs and maintenance (warranty expense)	-	-
Factory equipment rental	-	-
Supplies	69	343
Bad debts	-	-
Bank fees	909	5,564
Payroll taxes	841	5,769
Other taxes (Delaware franchise)	-	-
Interest expense	-	-
Stockholder services	1,755	10,548
Insurance	-	8,773
Travel and entertainment	750	1,431
Utilities and telephone	299	1,921
Professional and legal	16,948	92,185
Other expenses (Trustee fees)	750	750
Other expenses (Record storage rental)	-	667
Other expenses (License, payroll service)	152	1,390
Total expenses	33,473	195,341
Net profit (loss)	(31,250)	(171,821)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

For the month ended June 30, 2007

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

Reconciled bank balance and cash on hand from last month (If this is the first report, insert the cash balance as of the petition date)		532,480
CASH RECEIPTS		
From cash sales/receipts	-	
From collection of pre-petition accounts receivable	-	
From collection of post-petition accounts receivable	-	
From loans	-	
From contributions to capital or from gifts	-	
Other receipts (Receipt on note receivable)	-	
Other receipts (Recovery of deposit)	-	
Other receipts (Receipt customer bankruptcy distribution)	-	
Other receipts (Interest earned)	2,223	
Other receipts (Miscellaneous income)	-	
TOTAL RECEIPTS (Do not include beginning bank balance)		2,223
CASH DISBURSEMENTS		
Inventory purchases	-	
* Net payments to officers/owners	-	
* Net payments to other employees	7,589	
Rent payments	-	
Lease payments	-	
Adequate protection payments	-	
Insurance	-	
Utilities/telephone	299	
** Tax payments	4,252	
Supplies	69	
Outside labor	-	
Travel/entertainment	750	
*** Payments to attorneys	13,725	
*** Payments to accountants	-	
*** Payments to other professionals	-	
U.S. Trustee quarterly fee	750	
Other expenses (Stockholder services)	1,755	
Other expenses (Bank fees)	909	
Other expenses (Edgar filing services)	3,223	
Other expenses (April cash received in error)	10,611	
Other expenses (License, payroll service)	152	
TOTAL DISBURSEMENTS		44,084
NET CASH FLOW (Total receipts minus total disbursements)		(41,861)
Bank balance and cash on hand at the end of the month (beginning balance + cash receipts - cash disbursements)		490,619

* This figure is the actual cash paid. i.e. gross payroll less taxes withheld

** This figure come from page 2 of this form

*** Attach a copy of the court order authorizing such payments

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

For the month ended June 30, 2007

STATUS OF TAXES

	BEGINNING *TAX LIABILITY	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL				
** Withholding	$ -	$ 2,117	$ 2,117	$ -
** FICA - employee	-	841	841	-
** FICA - employer	-	841	841	-
Unemployment	-	-	-	-
Income	-	-	-	-
Other - list	-	-	-	-
a. Subtotal	$ -	$ 3,799	$ 3,799	$ -
STATE AND LOCAL				
Withholding	$ -	$ 453	$ 453	$ -
Sales	-	-	-	-
Excise	-	-	-	-
Unemployment	-	-	-	-
Other	-	-	-	-
Real property	-	-	-	-
Personal property	-	-	-	-
Other - list	-	-	-	-
b. Subtotal	$ -	$ 453	$ 453	$ -

TOTAL TAXES PAID - from a. and b. above $ 4,252
(this sum is to be listed on page 1, as tax payments)

Explain the reason for any past due post-petition taxes: ____________________

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, this should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payments or deposits.

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT - SUPPLEMENTAL

For the month ended June 30, 2007

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

CASH DISBURSEMENTS - SUPPLEMENTAL

Case No.	Debtor Name	Cash Disbursements	
03-17287-AJM-11	ROHN Industries, Inc.	$	44,084
03-17288-AJM-11	ROHN Construction, Inc.		-
03-17289-AJM-11	ROHN Enclosures, Inc.		-
03-17290-AJM-11	ROHN, Inc.		-
03-17291-AJM-11	ROHN Installation Services, Inc.		-
03-17292-AJM-11	ROHN Products, Inc.		-
	Total Disbursements	$	44,084

Cash disbursements are consolidated under ROHN Industries, Inc. case no. 03-17287-AJM-11

OFFICE OF THE U.S. TRUSTEE - REGION 10

AGING SCHEDULES FOR RECEIVABLES & PAYABLE

For the month ended June 30, 2007

ACCOUNTS RECEIVABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days	
Pre-petition	$ -	$ -	$ -	$ 1,734,549	
Post-petition	-	-	-	474,309	
Totals	$ -	$ -	$ -	$ 2,208,858	$ 2,208,858 (grand total)

ACCOUNTS PAYABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days	
Post-petition only	$ -	$ -	$ -	$ -	$ - (grand total)

NOTES OR LEASES PAYABLE OR ADEQUATE PROTECTION AGREEMENTS (Post-petition only)	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days
List Creditor/Lessor				

POST PETITION BANK

Bank Name	Account Type	Account Number	Beginning Balance	Ending Balance
LaSalle National Bank	Control Disbursement	5590017173	$ (168,355)	$ (170,216)
	Mexico funds (restricted - Mexico use)	5590017173	$ 81,835	$ 81,835
	Deposits received (on utility billings)	5590017173	$ -	$ -
	Lockbox	5800127531	$ -	$ -
	CD Investments (short - term)	Various	$ 600,000	$ 560,000
Regions (Union Planters) Bank	Unclaimed Distribution Reserve	169404	$ 19,000	$ 19,000
	CD Investments (short - term)	Various	$ -	$ -
	Disputed tax claims reserve		$ -	$ -
	Disputed general unsecured claims reserve		$ -	$ -
	Disputed administrative claims reserve		$ -	$ -
			$ 532,480	$ 490,619

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204

317 / 226-6101
Fax 317 / 226-6356

Office of the United States Trustee - Region 10
Indianapolis, Indiana

Statement of Operations
For the Month ended June 30, 2007

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number: 03-172887-AJM-11 through 03-17292-AJM-11

1. **What efforts have been made toward the presentation of a plan to creditor?**

   On November 23, 2004, the United States Bankruptcy Court for the Southern District of Indiana entered an Order *Under 11 U.S.C. §§ 1129(a) and (b) and Fed.R.Bankr.P. 3020 Confirming Debtors' Plan of Liquidation, as Immaterially Modified and Substantively Consolidating the Debtors' Estates.* Pursuant to this Order, the Plan of Liquidation proposed by the Debtors has been approved and the Debtors' estates have been substantively consolidated. On December 28, 2004, the Effective Date of the Debtors' Plan of Liquidation occurred.

2. **Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?**

   ____ NO

   _X_ YES - If yes, then identify to whom the payment was made, the date paid and the amount(s). (detail regarding these payments is set forth in the prior Monthly Operating Reports filed in the Debtors' cases)

3. **Provide a brief narrative covering any significant events which occurred this past month.**

   See Attachment 1

4. **List the face value of accounts receivable as of the date that the bankruptcy was filed:** $ 9,616,327.18*.
   What amount of these receivables is considered uncollectible? $ 1,890,615 (over 90 days)*.

* Certain construction related customers have a claimed right to withhold payment to the estate and pay certain vendors directly. The impact of this has not been reflected here or in accounts payable.

5. **If assets have been sold this month in other than the ordinary course of business, provide the following information:**

   a. **asset(s) sold:** $ -

   b. **date of sale:** ____________

   c. **sales price:** $ -

   d. **net amount received:** $ -

6. **List payments made to principals, executives or insiders (this includes draws or cash withdrawals by individuals or partners, dividends, lease payments on property owned by insider, loans, gross salaries, etc.)**

Payee Name	Position	Amount	Explanation
N/A			
N/A			

7. **Schedule of insurance coverage.**

Type of Policy	Expiration Date
Filed 12/31/03	

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place.

No

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate.

The Company has obtained coverage through the December 31, 2007 for general liability, workers compensation and automobile liability.

8. **Schedule of changes in personnel.**

	Full Time	Part Time
a. Total number of employees at beginning of this period. (May 31, 2007)	2	0
b. Number hired during this period.	0	0
c. Number terminated or resigned.	0	0
d. Total number of employees on payroll at the end of the period. (June 30, 2007)	2	0

June 29, 2007 09:11 AM Eastern Daylight Time

Frankfort Tower Industries, Inc. Obtains Favorable Oral Ruling on Damages in Court Battle over Termination of Asset Purchase Agreement

LAFAYETTE, Ind.--(BUSINESS WIRE)--Frankfort Tower Industries, Inc., f/k/a ROHN Industries, Inc. (Pink Sheets:FFTIQ), a former provider of infrastructure equipment to the telecommunications industry, announced today that the Superior Court for the State of Delaware held oral argument on June 28, 2007 on the issue of an award of damages with respect to claims brought by the Company and certain of its subsidiaries as a result of the termination of an asset purchase agreement. At the conclusion of oral argument, the Superior Court for the State of Delaware orally indicated on the record that it intended to find in favor of the Company, and against the defendants, Platinum Equity LLC, a California based private equity firm, and PFrank LLC, a special purpose entity formed by Platinum, on all of the categories of damages alleged by the Company. The Court further orally indicated on the record that it intended to enter an award of damages in favor of the Company of approximately $14,655,000.

The court further orally indicated that it intended to enter an award of prejudgment interest allowed by New York law on the damages award. The Company's position is that interest under governing New York law accrues at 9% simple interest from December 26, 2002, through the date of entry of the judgment. The Company estimates prejudgment interest to be approximately $5,935,000, but this amount has not yet been fixed or agreed to by the Court.

The Court further orally indicated that it may award an additional amount to the Company in respect of one category of damages, but any such award, if made, has not yet been quantified.

This oral ruling of the Superior Court for the State of Delaware does not constitute a final judgment and a final judgment will not be rendered until such time as the Superior Court for the State of Delaware enters a written judgment on the claims. Any written judgment on the claims is subject to appeal by the defendants. Any final damages amount entered by the Delaware Superior Court will be subject to deductions prior to collection by the Company on account of a contingency fee that is payable to the Company's law firm related to the prosecution of the Company's claims (30% of the amount collected by the Company plus costs incurred by such law firm). The Company's collection of any ultimate judgment is subject to the defendants' solvency and their financial ability and willingness to pay any amounts ultimately determined to be owed by them to the Company, in whole or in part.

As previously reported, the Company and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Indiana in September 2003 thereby initiating Case No. 03-17287. Prior to the bankruptcy filing, the Company and certain of its subsidiaries filed a complaint in the Superior Court for the State of Delaware, under Case No. 03C-04-134(SCD), for damages against Platinum Equity LLC, and PFrank LLC. The lawsuit alleged breach of contract and breach of guaranty for termination of an asset purchase agreement relating to a proposed sale of substantially all of the Company's assets in 2002.

On November 22, 2005, the Superior Court for the State of Delaware found that Platinum had properly terminated the agreement because Platinum subjectively believed in good faith that it would incur a material asbestos-related liability. The Company appealed to the Supreme Court for the State of Delaware, which held that there was no objective basis in law or fact for Platinum's termination of the asset purchase agreement and remanded the matter to the Delaware Superior Court to enter judgment in favor of the Company and to make a determination as to damages. The above-described oral ruling was made by the Superior Court for the State of Delaware during its hearing on such matters as part of the remanded proceeding.

Any proceeds ultimately obtained by the Company as a result of the above-described litigation (net of attorneys fees and costs, as described above) will be applied according to the Chapter 11 Plan of Liquidation previously approved by the Bankruptcy Court.

The Bankruptcy Administrative Officer appointed by the Bankruptcy Court believes that the Delaware Superior Court's oral ruling improves the possibility that there will be sufficient amounts available to satisfy the claims of the Company's creditors and make some distributions to its shareholders, but there can be no assurance that such amounts will be available or that any such distribution will be made.

Cautionary Note Regarding Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, particularly under the Bankruptcy Officer's outlook above, and with respect to the expectancies with respect to quantification of the amount of interest that may be awarded by the Court and the possible award of other damages by the Court. When used in this news release, the words "believes," "anticipates," "expects," "plans" and similar expressions are intended to identify forward-looking

statements. Although the Company believes that its expectations concerning possible recoveries in the above-described litigation that are reflected in or suggested by such forward-looking statements are reasonable, such forward-looking statements are subject to a number of risks and uncertainties, and the Company can provide no assurances that such expectations will be achieved.

All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. All forward-looking statements speak only to the respective dates on which such statements are made and the Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

It is not possible to anticipate and list all risks and uncertainties that my affect the future of the Company's recoveries, if any, in the above-described litigation; however, they include, but are not limited to, the following:

- the uncertainty concerning the amount and timing of the expected ultimate entry of a written judgment of the Delaware Superior Court concerning damages and interest;

- the risks and uncertainty that any appeal of any such judgment would create, including the possibility that an appeals court could substantially reduce the dollar amount of any such judgment and the significant time and expense that such an appeal may entail; and

- the risks and uncertainties, and costs and delays, that may be associated with collection of any such judgment, including but not limited to the solvency of the defendants and their financial ability and willingness to pay any amounts ultimately determined to be owed by them to the Company, in whole or in part.

Contacts

For Frankfort Tower Industries, Inc.
Horace Ward, 205-422-9726